UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant To Section 13 Or 15(D) Of The Securities Exchange Act Of 1934

Date of Report (Date of earliest event report) August 18, 2005
FIRST SECURITY BANCORP, INC.
(Exact name of registrant as specified in its charter)

KENTUCKY	000-49781	61-1364206
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

318 EAST MAIN STREET
LEXINGTON, KY 40507
(Address of principal executive offices)

Registrant’s telephone number, including area code:  (859) 367-3700

Not Applicable
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
(17CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17
CFR 240.13e-4(c))

Item 8.01. Other Events.

On August 18, 2005, First Security Bancorp, Inc. made available its Message to Shareholders, along with current unaudited financial information. A copy of that Message is attached as Exhibit 99.1 to this Form 8-K and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits

Exhibit Number           Description of Exhibit

99.1	Message to Shareholders from First Security Bancorp, Inc. made available on August 18, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST SECURITY BANCORP, INC.
Registrant
Date: August 18, 2005

By: /s/ R. Douglas Hutcherson
R. Douglas Hutcherson, President Chief Executive Officer

INDEX TO EXHIBITS

Exhibit Number	Description
99.1	Message to Shareholders from First Security Bancorp, Inc. made available on August 18, 2005.